Page 1 SumTotal Systems, Inc. Neil Laird Chief Financial Officer February 13, 2008 Exhibit 99.1

Safe Harbor for Forward-Looking Statements
Information in this presentation and meetings regarding this presentation contain forward-looking statements and management’s estimation regarding future performance of the company, including without limitation, financial estimates for the first quarter ending March 31, 2008, the
2008 fiscal year and beyond. These statements represent the company’s current expectations or beliefs concerning its future results, and include statements, among others, regarding its financial guidance for estimated GAAP and non-GAAP revenue; loss and income; growth of recurring revenue base; the company’s competitive position and business model, including its market share and its ability to grow its subscriptions and support business, including internationally and in the performance management markets; and, the company’s ability to execute and the strength and scale of its business model. These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this presentation and participants in accompanying meetings are cautioned not to place undue reliance on any forward-looking statement or statements. Additional factors that could cause actual results to differ include, but are not limited to,
(i) completing the requisite work necessary in order to gain ‘acceptance’ so the company can recognize revenue on deals the company has signed, but revenue has not yet been recognized; (ii) inability of the company’s executive team, including its new hire in field operations, to execute on its plans, causing the company to miss its financial forecasts or not grow the company’s business at or above the forecasted or expected rates; (iii) underestimating the cost reductions necessary to maintain profitability, or making cuts that aversely impacts the company’s ability to execute; (iv) inability to recruit or retain key personnel, including management, to support the company’s current business and future growth, especially in light of the company’s reorganization; (v) the ability to successfully manage and increase growth outside of the United States and significant current and expected additional competition; (vi) increased competition, especially in the performance management segment, causing the loss of deals, material reductions in prices or acceptance of terms the company otherwise would not accept; (vii) inaccurately estimating the speed, ability or cost of the company transitioning its product offerings to on-demand subscriptions and a recurring revenue model; (viii) the company’s inability to grow its business and revenue, and to accurately predict the timing and expense of growing them, especially for on-demand subscriptions and its performance management product; (ix) unexpected expenses or failure to implement in a timely fashion, or at all, the requisite steps to control expenses; (x) customer dissatisfaction with the company’s products, causing the return of product or refusal to pay for product or services; (xi) the company’s ability to protect its intellectual property rights and claims that the company has infringed the intellectual property rights of others; (xii) adoption of new accounting regulations and standards that may affect reported earnings and operating income; (xiii) the lengthening of the company’s sales cycle and increased difficulties in negotiating sales contracts on terms favorable to us and the uncertain timing of such sales; (xiv) the level of corporate spending and changes in general economic conditions that affect demand for computer software and services in general which may disproportionately affect the market for our products; (xv) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties associated with operating a global business; and
(xvi) other events and other important factors disclosed previously and from time to time in SumTotal Systems’ filings with the Securities and
Exchange Commission, including the company’s annual report for fiscal year 2006 on Form 10-K filed on March 16, 2007, its quarterly report on Form 10-Q filed on November 8, 2007, its Prospectus Supplement filed on Form 424B2 filed on May 21, 2007 and its Form 8-Ks.
The forward-looking statements contained in this presentation and discussed in the accompanying meetings are made as of the date of this presentation, and the company assumes no obligation to update the information in either the presentation or meetings regarding this presentation.

Investment Highlights
A Global Provider of Talent Management Solutions
Talent Management Market Estimated to Be over $2B
(1)
The Market Share Leader in Key ~$600M Learning Management
Segment
(2)
Growing Business
Non-GAAP Profitable for Ten Consecutive Quarters
Generating Cash
Undervalued
Enterprise Value/Revenue less than 1
(1) Management estimates.
(2) Bersin & Associates, June 2007. Management estimates.

SumTotal Today
Headquartered in Mountain View, California
Global Presence with Offices in Australia, France, Germany, Hong Kong,
India, Japan, Singapore and the United Kingdom
Large, Diversified “Blue Chip” Customer Base
Over 1,500 customers across multiple vertical markets
~50% of the Fortune 100 are customers
Over 800 Employees
Strong Financial Performance
Annual non-GAAP revenue of $123M; Profitable on non-GAAP basis
(1)
Strong Balance Sheet
Over $49 million in cash and short-term investments
Recurring Revenue and Operating Leverage Increasing
~50% recurring revenue
(2)
Significant Growth Opportunities
International
Learning Management – SMB
Performance Management
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.
(2) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed at the expiration of their term.

RECRUITMENT
SCREEN FOR REQUIRED COMPETENCIES.
HIRE BASED UPON SUCCESSFUL PROFILES.
PERFORMANCE
ALIGN EMPLOYEES.
CONDUCT PERFORMANCE APPRAISALS.
DEVELOP SUCCESSION PLANS.
LEARNING
ON-BOARD NEW EMPLOYEES.
DEVELOP SKILLS & COMPETENCIES.
MANAGE COMPLIANCE.
COMPENSATION
SALARY PLANNING.
PAY-FOR-PERFORMANCE.
Talent Management

SumTotal.

What is Talent Management?
Goal of strategic Talent Management is to ensure that organizations have optimum skills and competencies to achieve business objectives
Market Size ~ $300MM
Market Size ~ $600MM
Market Size ~ $500MM
Market Size ~ $800 MM
Management Estimates for 2007 Market Size

Talent Management Market Drivers
As much as 80% of a company’s worth is tied to its human capital
(1)
Increasing “War for Talent” and employee turnover rates
America’s 500 leading companies will lose approximately 50% of their senior managers over the next five years
(2)
Global organizations need to ensure worldwide alignment of
individuals’ goals with business objectives
Rapidly training the “Extended Enterprise” is critical in today’s market
Regulatory and compliance requirements drive the need to develop, certify and track the knowledge and procedures of individuals
(1) HR Magazine, January 2005.
(2) The Economist, October 7, 2006.

MOTOR HARLEY-DAVIDSON CYCLES

HALLIBURTON

gsk GlaxoSmithKline

SumTotal

$1M / year saved on printing
alone; dealer satisfaction
increased 30%
Strong Value Proposition for Customers
ROI Category Illustrative Example
Business Impact
Training
Efficiencies
Operating Cost
Leverage
Increased
Revenue
$ millions saved in
compliance costs
Reduced time-to-market from
9 months to 3 months

$1.4
$1.6
$1.9
$2.2
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
$1.6
$1.8
$2.0
$2.2
$2.4
$2.6
2005E 2006E 2007E 2008E
Talent Management Market is Growing Rapidly
Source:  Yankee Group, March 2005.
Talent Management Market
(including Recruiting, Performance, Learning and Compensation Management)

In Which Solutions Do You Plan to Make Significant Investments in the Next Three Years?

140
120
60
40
20
0
50%
37%
34%
32%
30%
30%
25%
24%
23%
21%
15%
10%
Perf Mgmt
Succession Planning
Learning Mgmt
Recruiting
Competency Mgmt
Integration of TM solutions
Workforce Analytics
Career Mgmt
Compensation Mgmt
Portal
New Technologies
Workforce Mgmt/Scheduling

SumTotal

9 Significant Opportunity for SUMT Clear Market Focus on Talent Development Source: Knowledge-Infusion/SHRM Survey, April 2007

2007 Revenues ($M)
Kenexa
Taleo
Talent Drives Performance
SumTotal
saba
Authoria
PLATEAU
geo
Learn.com
SUCCESS FACTORS
vurv
salary.com
HALOGEN

SumTotal: A Talent Management Market Leader
0
40
80
120
160
200
Number of Customers
500 1000 1500+
Sources:  Bersin & Associates, Learning Management Systems 2006, Hoovers Data and other public sources.

Why SumTotal Wins
Leading Vendor with a Strong Global Presence
Market share leader in core LMS segment
(1)
Global product
and
presence
Robust Product Suite
Flexible on-premise or on-demand deployment
Highly scalable, feature-rich solution
Industry’s Solution Leader
Verticalized sales force with deep domain knowledge of clients’
businesses
Strength in Implementation and Support
(1) Bersin & Associates, June 2007.

Harley-Davidson Motor Cycles	Fidelity Investments	vodafone	centrica	gsk GlaxoSmithKline	ebay
	Motorola intelligence everywhere	Lehman Brothers	Microsoft		Wyeth	Carrefour
	Owens Corning	Wachovia	symantec.	Halliburton	Pfizer	Albertsons
	The Gillette Company	citigroup	cingular wireless What do you have to say?	Northeast Utilities System	Lilly	Lowe's Improving Home Improvement
	Schwan's	Aetna	BT	bp	Johnson & Johnson	Costco

SumTotal

Examples of Our Customers
Retail
Manufacturing
Financial
Services
High Tech &
Telco
Energy &
Resources
Life Sciences
Compliance
&
Certification
Product
Launch &
Sales
Effectiveness
New Sales
Hire
Customer &
Channel
Education
Corporate
University
Over 1,500 customers across numerous vertical markets
• Targeting customers with 300 to over 1,000,000 users
• ~50% of the Fortune 100 are customers

Opportunity / Revenue / Value
Other Talent Management
Partner Leverage
Expand Performance Management
Grow Learning Management

SumTotal

SumTotal’s Growth Strategy
Time
Grow Learning Management
Up-sell installed base with additional
modules/licenses
New customers
International markets
SMB targeted offering and dedicated
team
Expand Performance Management
Business
Cross-sell Learning Management
installed base
New customers
SMB targeted offering and dedicated
team
Leverage Partners
Expand into Other Talent Management
Segments

Bookings Growth
In millions
$29
$32
$36
$35
$37
$27
$29
$21
$0
$20
$40
$60
$80
$100
$120
$140
Subscriptions
Support
Services
Licenses
7%
13%
38%
6%
Total $115 Total $131
14%
Year Ending
December 2006
Year Ending
December 2007

15 Annual Revenue Trend (GAAP Basis) $55.2 $75.0 $106.0 $121.9 $133.7 - $137.7 $0 $20 $40 $60 $80 $100 $120 $140 2004 2005 2006 2007 2008E $ Millions

16 Annual Net Income Trend (GAAP Basis) ($16.0) ($11.1) ($12.0) ($7.7) $1.4 - $2.4 -$16 -$14 -$12 -$10 -$8 -$6 -$4 -$2 $0 $2 $4 2004 2005 2006 2007 2008E $ Millions

Non-GAAP to GAAP Reconciliation
In managing its business financial performance and establishing internal financial plans and targets the Company uses non-GAAP financial measures.
Management believes that certain non–GAAP financial measures provide greater transparency in managing its operations and business. The company has presented these non-GAAP financial measures as supplemental information to allow investors to see how management views the operating performance of the company and how it communicates the performance internally. The company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. This non-GAAP information is subject to material limitations and is not intended to be used in isolation or instead of results prepared in accordance with GAAP but rather in addition to the GAAP results. Also, the non–GAAP information prepared by SumTotal is not necessarily comparable to non-GAAP information provided by other companies.
A reconciliation of the non-GAAP measures to GAAP is included in the financial tables contained in this presentation and the previously filed earnings press release. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.
The adjustments and the basis for excluding them are as follows:
Deferred Revenue Write-down
The Company excludes the impact of the write-down of acquired deferred revenue to fair value relating to its acquisitions of Docent, Inc., Pathlore Software
Corporation, and MindSolve Technologies, Inc. This has the effect of increasing licenses and subscriptions and support revenue to the amounts that would have been recorded in the absence of the purchase accounting adjustments required by GAAP. This is done to provide management with better visibility on the contractual revenue run rate, subscriptions and support renewal rates, and the operating profitability of the business.
Amortization of Intangibles
The Company has incurred expenses for amortization of intangible assets in the cost of sales numbers reported in its GAAP financial results. These expenses relate to various acquisitions of companies and technology. Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.
Stock Based Compensation
SumTotal has incurred stock-based compensation as required by FAS 123R. The Company excludes these expenses from services and subscriptions and support cost of revenue, research and development expenses, sales and marketing expenses, and general and administrative expenses because it believes that the information is not relevant in managing its operations. Excluding these expenses also provides for better comparability between periods and for results that better reflect the economic cash flows of the operations.
Restructuring Charges
The Company has incurred expenses for restructuring activities and accounted for them in accordance with FAS 146. These include but are not limited to employee severance and leasehold termination costs. Because of the one-time nature of these charges management excludes them in evaluating its operating performance.
In-process Research and Development Charge
In the fourth quarter of 2006, the Company incurred a charge for in-process research and development in conjunction with its acquisition of MindSolve
Technologies, Inc, which is reported in its GAAP financial results.  Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.
Income taxes
These adjustments are not tax effected as management believes that, given the Company's historical operating losses and other tax considerations, they would not result in a tax charge to the income statement.

Non-GAAP to GAAP Reconciliation
2003
Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total
Non GAAP Revenue 59.7 13.8 16.1 16.2 19.5 65.6 17.0 16.0 18.5 26.9 78.4 26.3 26.5 27.5 30.0 110.3 29.5 30.5 29.5 33.5 123.0
Preacquisition Docent revenue (30.2) (5.8) (5.8)
Deferred revenue write-off (0.9) (2.0) (0.9) (0.8) (4.6) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.4) (0.5) (0.4) (4.3) (0.4) (0.3) (0.2) (0.2) (1.1)
GAAP Revenue 29.5 7.1 14.1 15.3 18.7 55.2 16.7 15.9 18.4 23.9 75.0 24.3 25.1 27.0 29.6 106.0 29.1 30.2 29.3 33.3 121.9
Non GAAP Net Income/Loss (6.1) (0.2) 0.4 0.5 (5.3) (0.7) (2.4) 1.2 2.5 0.6 0.9 2.3 1.2 2.2 6.6 1.9 1.9 1.6 1.7 7.1
Preacquisition Docent loss 2.9 2.9
Deferred revenue/cost write-off (0.9) (2.0) (0.9) (0.7) (4.5) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.5) (0.6) (0.4) (4.5) (0.4) (0.3) (0.2) (0.2) (1.1)
Amortization of intangibles (0.6) (1.4) (1.5) (1.4) (4.9) (1.4) (0.7) (0.7) (1.5) (4.3) (2.3) (2.2) (2.2) (2.2) (8.9) (2.3) (2.0) (2.1) (2.0) (8.4)
Stock based comp (0.9) (0.3) (0.2) (0.3) (1.7) (0.2) (0.2) (0.3) (0.3) (1.0) (1.0) (1.0) (1.1) (1.0) (4.1) (1.1) (1.1) (1.3) (1.1) (4.6)
Restructuring (0.9) (0.2) (1.1) (0.3) (0.3) (0.7) (0.7)
In Process R & D (1.3) (1.3) (1.1) (1.1)
Litigation settlement 0.0 (2.7) (2.7)
GAAP Net Income/Loss (7.8) (4.1) (2.2) (1.9) (15.9) (2.6) (3.4) 0.1 (5.3) (11.1) (4.4) (2.4) (2.7) (2.5) (12.0) (1.8) (1.5) (2.0) (2.3) (7.7)
2004 2005 2006 2007
*Sum of quarter data may not agree to YTD due to rounding

Annual Revenue Trend (Non-GAAP Basis)
(1)
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.  GAAP revenue was $55.2M, $75.0M, $106.0M, and $121.9M for
2004, 2005, 2006, and 2007, respectively.
(2)  Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed at the expiration of their term.
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
2004 2005 2006 2007 2008E
53%
58%
50%
37%
%s reflect % of Total Revenue
47%
42%
50%
63%
$65.6
$78.4
$110.3
$123.1
Subscriptions
and
Support
Revenue (2)
License
and
Service
Revenue
~53%
~47%
48%
52%
$134.0 - $138.0

Annual Net Income Trend (Non-GAAP Basis) (1)
($5.3)
$0.6
$6.6
$7.1
$12.9 - $13.9
($7.0)
($2.0)
$3.0
$8.0
$13.0
2004 2005 2006 2007 2008E
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.  GAAP net loss was ($16.0)M, ($11.1)M, ($12.0)M, and ($7.7)M  for
2004, 2005, 2006, and 2007, respectively. GAAP loss per share was ($0.87), ($0.51), ($0.47), and ($0.25) for 2004, 2005, 2006,
and 2007, respectively. Non-GAAP earnings/(loss) per share was ($0.29), $0.03, $0.26, and $0.23 for 2004, 2005, 2006, and
2007, respectively.

Financial Model (Non-GAAP basis)
(1)
45% 48% 50%
License and Service
55% 52% 50%
Subscriptions & Support
Target Model
6%
(58%)
64%
2007
Actual
15%
(52%)
67%
10%
(55%)
65%
2008
Guidance
Net Income
Operating Expenses
Gross Margin
(% of revenues)
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Balance Sheet/Cash Flow Trends
$12.8
($36.8)
$38.5
($10.8)
$49.3
December 31,
2007
($30.7)
Deferred Revenue
$8.1
Cash Flow from Operating Activities
($1.1)
Net Cash
($16.8)
Notes Payable (current & non-current)
$15.7
Cash
(1)
December 31,
2006
($ millions)
(1) Cash, cash equivalents, restricted cash and short-term investments.

Investment Highlights
A Global Provider of Talent Management Solutions
Talent Management Market Estimated to Be over $2B
(1)
The Market Share Leader in Key ~$600M Learning Management
Segment
(2)
Growing Business
Non-GAAP Profitable for Ten Consecutive Quarters
Generating Cash
Undervalued
Enterprise Value/Revenue less than 1
(1) Management estimates.
(2) Bersin & Associates, June 2007. Management estimates.

Page 24 SumTotal Systems, Inc.